Exhibit 24.1


                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this Registration Statement to be signed on its behalf by the undersigned, in the City of Orlando, Florida, on January 6, 2006.

                                          EMERGING MARKETS HOLDINGS, INC.

                                          By: /s/ Ramon Rosales
                                              ---------------------------------
                                              Ramon Rosales, President
                                              (Principal Executive Officer)


                                POWER OF ATTORNEY

We the undersigned officers and directors of Emerging Markets Holdings, Inc., hereby severally constitute and appoint Serguei Melnik, our true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution in said person for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or any other Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated.

/s/ Ramon Rosales                         Dated: January 6, 2006
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Ramon Rosales
President (Prinicipal Executive Officer)
and Director

/s/ Serguei Melnik                        Dated: January 6, 2006
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Serguei Melnik
Chief Financial Officer (Principal
Financial and
Accounting Officer), Secretary and
Director

/s/ Serguei Melnik                        Dated: January 6, 2006
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Serguei Melnik
Attorney-In-Fact